UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2004

Commission file number 1-11625

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (763) 545-1730

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Effective July 31, 2004, Pentair, Inc. (the “Company”) completed the acquisition of all of the issued and outstanding shares of capital stock of WICOR, Inc. (“WICOR”) from Wisconsin Energy Corporation. The acquisition was effected pursuant to a Stock Purchase Agreement, dated February 3, 2004, among the Company, WICOR and Wisconsin Energy Corporation.

The Company’s acquisition of WICOR, which manufactures water system, filtration and pool equipment products under the Sta-Rite, SHURflo and Hypro brands, has created a $2 billion water technology business with approximately 8,000 employees worldwide that will now be known as Pentair Water. The Company intends to continue to conduct the WICOR business for the same purpose as previously conducted. The Company financed the $850 million cash purchase price, excluding purchase price adjustments and approximately $25 million of assumed debt, through available and committed lines of credit, primarily under an $850 million bridge credit facility syndicated by Bank of America, N.A., as administrative agent, and U.S. Bank National Association and Bank of America Securities, LLC, as joint lead arrangers and joint book running managers. The purchase price that the Company paid for WICOR was determined on the basis of arm’s length negotiations between the parties. There is no material relationship between Wisconsin Energy Corporation and the Company or any of its affiliates, directors or officers or any of their associates.

The Stock Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The brief summary of the material provisions of the Stock Purchase Agreement set forth above is qualified in its entirety by reference to the Stock Purchase Agreement filed as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired

The Company has not filed the required audited financial statements with this Current Report on Form 8-K, but will file the audited financial statements required by Item 7(a) as promptly as practicable, but in any event prior to October 14, 2004.

(b)	Pro Forma Financial Information

The Company has not filed the required pro forma financial information with this Current Report on Form 8-K, but will file the pro forma financial information required by Item 7(b) as promptly as practicable, but in any event prior to October 14, 2004.

(c)	Exhibits

The following exhibit is provided as part of the information filed under Item 2 of this Current Report on Form 8-K:

Exhibit	Description
2	Stock Purchase Agreement among Pentair, Inc., WICOR, Inc., and Wisconsin Energy Corporation dated February 3, 2004 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K dated February 3, 2004 (File No. 1-11625).*

*	The Schedules and exhibits to this document have not been filed with the Securities and Exchange Commission. The Company agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on August 13, 2004.

PENTAIR, INC.
Registrant

By	/s/ David D. Harrison
David D. Harrison
Executive Vice President and Chief Financial Officer
(Chief Accounting Officer)

PENTAIR, INC.

Exhibit Index to Current Report on Form 8-K

Dated July 31, 2004

Exhibit Number	Description
(2)	Stock Purchase Agreement among Pentair, Inc., WICOR, Inc., and Wisconsin Energy Corporation dated February 3, 2004 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K dated February 3, 2004 (File No. 1-11625).*

*	The Schedules and exhibits to this document have not been filed with the Securities and Exchange Commission. The Company agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.